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Exhibit 10.20
Omnia Communications, Inc.

1997 Stock Plan and Form of Agreements

                           OMNIA COMMUNICATIONS, INC.

                                 1997 STOCK PLAN

         1. PURPOSE. The purpose of the Omnia Communications, Inc. 1997 Stock Plan (the "Plan") is to provide an incentive for employees of Omnia Communications, Inc., a Delaware corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by offering opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, (i) the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code, and (ii) the term "grantee" refers to the recipient of a Stock Right.

         2. ADMINISTRATION OF THE PLAN.

            A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of two or more non-employee directors appointed by the Board (the "Committee"). Hereinafter, all references in the Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options (in addition to the forfeiture provisions specified in paragraph 20) are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, (viii) determine whether performance targets or goals are to be imposed on Options, Awards and Purchases and set and interpret such targets or goals, and (ix) interpret the Plan and prescribe and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. Consistent with the terms of the Plan, the Committee may waive, modify or suspend any restriction or performance target or goal imposed by the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

            B. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Subject to the restrictions on ISOs imposed by the Code, Stock Rights may be granted to members of the Board, including members of the Committee. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote or act by written consent on any matters affecting the administration of the Plan.

         3. ELIGIBLE EMPLOYEES AND OTHERS. ISO's may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation.



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The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights, or any other incentive plan or arrangement of the Company.

         4. STOCK. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 5,777,925 subject to adjustment as provided in paragraph
13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the unpurchased shares of Common Stock subject to such Option shall again be available for grants of Stock Rights under the Plan.

         5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after the date of adoption hereof and prior to October 31, 2007. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right.

         6. MINIMUM OPTION PRICE; ISO LIMITATIONS

            A. PRICE FOR NON-QUALIFIED OPTIONS, AWARDS AND PURCHASES. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

            B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply.

            C. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable from the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

            D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7. OPTION DURATION. Subject to earlier termination as provided herein or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as


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provided herein, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12 and 20, each Option granted under the Plan shall be exercisable as follows:

            A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments (which need not be equal) as the Committee may specify.

            B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

            C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

            D. ACCELERATION OF VESTING. The Committee may in its discretion, at any time, accelerate the date that any installment of any Option becomes exercisable, including prior to or in connection with any Acquisition (as defined in paragraph 13(B)); provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

         9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) three months after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, maternity leave, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

         10. DEATH; DISABILITY.

            A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO held by such optionee upon death may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) one year from the date of the optionee's death.

            B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) one year from the date of termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

         11. ASSIGNABILITY. Unless otherwise determined by the Committee or specified in the agreement relating to a Stock Right, no Stock Right shall be assignable or transferable by the grantee except by will or by the laws of


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descent and distribution. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

         12. TERMS AND CONDITIONS OF STOCK RIGHTS. Stock Rights shall be evidenced by agreements or other instruments (which need to be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof, to the extent applicable, and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights. The Committee may specify that any Stock Right shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The officers of the Company are authorized and empowered to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. ADJUSTMENTS. Upon the occurrence of any of the following events, the shares of Common Stock subject to outstanding Stock Rights granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the grantee and the Company relating to such Stock Right:

            A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of the Company shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock subject to outstanding Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

            B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Stock Rights, either
(i) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Stock Rights immediately preceding the Acquisition; or (ii) upon written notice to the grantees, provide that all Stock Rights must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or (iii) terminate all Stock Rights in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Stock Rights (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

            C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a grantee upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Stock Right prior to such recapitalization or reorganization.

            D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may in its discretion refrain from making such adjustments.


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            E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each outstanding Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

            F. OTHER ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to outstanding Stock Rights. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

            G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan, and the grantee of a Stock Right shall receive from the Company cash in lieu of any such fractional share.

            H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

         14. EXERCISE OF OPTIONS. An Option (or any part or installments thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised. The optionee shall make full payment of the exercise price of the Option shares being purchased either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery or withholding of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee and consistent with applicable law, through the delivery to the Company of a portion of the proceeds from the sale of the Common Stock acquired upon the exercise of the Option equal to the cash exercise price of the Option, along with an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's discretion at the time of exercise, or (d) at the discretion of the Committee, by an combination of (a),
(b) and (c) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. Unless the Company then has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company may require, as a condition of the exercise of any Option and the issuance of stock certificates, that the optionee execute and deliver to the Company a counterpart copy of any Stockholders Agreement, Stock Restriction Agreement or other similar agreement restricting the transfer of shares of Common Stock as may then be in effect.

         15. TERM AND AMENDMENT OF PLAN. The Plan was adopted by the Board as of _______________, 1997 and approved by the stockholders of the Company as of
___________, 1997. The Plan shall expire at the close of business on October 31, 2007 (except as to Stock Rights outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that no amendment of the Plan by the Board shall be effective, without the approval of the stockholders obtained within 12 months before or after the Board's action, (i) if such amendment would cause ISOs already granted under the Plan to fail to qualify as "incentive stock options" under the Code, or (ii) if such stockholder approved is then required by applicable law, by Rule 16b-3 (or any successor rule) under the Exchange Act, or by applicable regulations of any stock exchange or NASDAQ. In no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee, except as provided herein.

         16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the


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resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

         17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         18. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITIONS. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a "Disqualifying Disposition" (as described in Sections 421, 422 and 424 of the Code and the regulations thereunder) of any stock acquired pursuant to the exercise of the ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the latter of (a) the date of two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

         19. WITHHOLDING OF INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding, from the shares of Common Stock otherwise deliverable upon exercise of a Stock Right, of that number of shares having an aggregate fair market value equal to the amount of such withholding taxes.

         20. FORFEITURE.

         A. RESTRICTED ACTIVITIES. In order to effectuate the purposes of the Plan set forth in Paragraph 1, and in consideration of the Company's grant of Stock Rights hereunder to employees of the Company or a Related Corporation:

         (a) The grantee shall not, during the period of any employment with the Company or a Related Corporation, and for a period of one (1) year thereafter, directly or indirectly, employ or contract for the services of or attempt to employ or contract for the services of, or assist any other person or entity (a "Third Party") in employing or contracting for the services of, any person who is an employee or contractor of the Company or a Related Corporation during the one-year period prior to termination of such grantee's employment with the Company or a Related Corporation.

         (b) The grantee shall not, during the period of any employment with the Company or a Related Corporation, and for a period of one (1) year thereafter, engage, directly or indirectly, in any activity in competition with the business of the Company, or otherwise inimicable, contrary or harmful to the interests of the Company, including but not limited to: (i) conduct relating to employment with the Company for which either criminal or civil penalties may be sought,
(ii) violation of Company policies, including, without limitation, any insider trading policy of the Company, (iii) acquiring an ownership interest (other than ownership of up to two percent (2%) of a publicly-traded entity), or accepting employment with, or serving as a consultant, advisor or in any other capacity to or for, any Third Party engaged in competition with the Company, including without limitation by offering the same or similar products or services as the Company offers to the Company's customers and prospects (and whether or not the relationship with such customers or prospects was established in whole or in part through the grantee's efforts), (iv) disclosing or misusing any confidential information or material concerning the Company, or (v) participating in a hostile takeover attempt targeting the Company.


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         B. FORFEITURE PROVISIONS.

         (a) In the event of a breach by a grantee of any of the provisions of paragraph 20(A), then:

         (i) all outstanding Stock Rights granted to such grantee under this Plan shall terminate, without further action, effective on the date on which the grantee breaches;

         (ii) any Option Gain, as hereinafter defined, realized by the grantee from exercising all or any portion of any Option, shall be paid by the grantee to the Company; and

         (iii) any shares of Common Stock purchased by the grantee pursuant to the exercise of Stock Rights under the Plan and still held by the grantee may be repurchased by the Company at their original exercise price.

         (b) The Company may set off and deduct from any amounts that the Company owes the grantee from time to time (including amounts owed to the grantee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the grantee by the Company), to the extent of the amounts owned to the Company under the provisions of this paragraph 20(B). Whether or not the Company elects to set off all or any portion of the amounts due it, if the Company does not recover by means of setoff the full amount owed to it, calculated as set forth above, the grantee agrees to pay immediately upon demand the unpaid balance to the Company.

         C. OPTION GAIN. As used herein, "Option Gain" means the amounts realized by the grantee from the sale or other disposition of any shares purchased by the grantee upon exercise of any Option provided for herein, net of the exercise price paid by the grantee for such shares.

         D. WAIVERS. The Committee may waive or release any of the provisions of this paragraph 20, including specifically the provisions of subparagraph B, if and only if the Committee determines in its sole discretion that such action is in the best interests of the Company.

         21. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

            Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

         22. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the state of Delaware or the laws of any jurisdiction in which the Company or its successors in interest maybe organized.



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
                           OMNIA COMMUNICATIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                    (OPTION HOLDER:________________________)

         AGREEMENT made as of the ___ day of ____________, 1999 between Omnia Communications, Inc., a Delaware corporation (the "Company"), and
_____________________ of ________________________ (the "Option Holder").

         WHEREAS, the Company desires to provide the Option Holder with an incentive to promote the business of the Company and to encourage the Option Holder to continue his employment; and

         WHEREAS, to effectuate that desire the Company has determined to grant to the Option Holder an incentive stock option to purchase shares of the Company's common stock under and pursuant to the terms and provisions of the Company's 1997 Stock Option Plan (the "Plan").

         NOW, THEREFORE, the Company and the Option Holder agree as follows:

1.       Grant of Option.

         The Company hereby grants to Option Holder the option to purchase _____________________ (_______) shares (the "Option Shares") of the Company's
Common Stock, $0.001 par value, at a price per share equal to $_______, in the manner and subject to the conditions hereinafter provided. This option is granted pursuant to and subject to all of the terms and conditions of the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option shall be governed by the Plan as it exists on this date and, in the event of any inconsistency or conflict between this Agreement and the Plan, the terms of the Plan shall govern.

2.       Time of Exercise.

         Option Holder may exercise this option from __________________ to and including _____________________, the end of [ten] years from the date this Option is granted, provided that no portion of this Stock Option may be exercised until such portion shall have vested. Except as set forth below, this Stock Option shall be vested and exercisable as follows: 1/36 of the total number of Option Shares shall vest and become exercisable in equal monthly increments commencing one year after the date hereof, such that the Option Holder may exercise this option as to all of the Option Shares forty-eight (48) months from the date hereof.

         Notwithstanding the foregoing, the Option Holder may exercise this option as to 50% of all then unvested Option Shares upon a Change of Control Transaction, as defined below, and all remaining unvested Option Shares shall vest and become exercisable in equal increments over the following twelve (12) months provided, however, that if the Change of Control Transaction is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if, in the opinion of the Company's Board of Directors after consultation with the Company's independent accountants, the acceleration of vesting to be effected by this sentence would preclude accounting for the Change of Control Transaction as a "pooling of interests" for financial accounting purposes, then no such acceleration of vesting shall occur upon the Change of Control Transaction. For purposes of this Agreement, the term "Change of Control Transaction" means any single or related series of transactions after which more than fifty (50%) percent of the voting stock of the Company outstanding immediately after the effective date of such Change of Control Transaction is owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such Change of Control Transaction.

3.       Method of Exercise.

         Each exercise of this option shall be effected by giving written notice of intent to exercise this option, specifying the number of shares of stock as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Payment shall be made in cash, by certified or bank check payable to the order of the Company, or, with the consent of the Company's Board of Directors given at the time of exercise of this option (which may be granted or withheld by said Board in its sole and absolute discretion), (i) in shares by the Company's Common Stock having an aggregate fair market value, at the time of payment, equal to the option price for the number of shares of stock for which Option Holder is then making payment, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of the Company's Common Stock having an aggregate fair market value, at the time of such payment, equal to the difference between the option price for the number of shares of stock for which payment is then being made and the amount of the payment in cash or by certified or bank check; provided, however, that no part of the purchase price for any shares being purchased pursuant to an exercise of this option shall be paid in shares of the Company's Common Stock which were previously acquired by Option Holder (x) pursuant to an earlier exercise of this option, or (y) pursuant to the exercise of another incentive stock option granted by the Company if the previously acquired shares have been held by Option Holder for less than two years since the date of the granting of such other option to Option Holder or for less than one year since the transfer to Option Holder of such previously acquired shares. The determination of fair market value shall be made by the Board of Directors of the Company, whose determination in this regard shall be final and binding on the Company and on Option Holder.

         Receipt by the Company of such notice and payment shall constitute exercise of this option or a part hereof. Promptly thereafter, the Company shall deliver or cause to be delivered to Option Holder a certificate or certificates for the number of shares of the Company's Common Stock being acquired pursuant to such exercise. Such shares shall be fully paid and nonassessable. Notwithstanding the foregoing, the Company shall not be required to issue such shares unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act") is in effect with respect to such shares or the Company has received evidence satisfactory to the Company that Option Holder may acquire such shares pursuant to an exemption from registration under the Securities Act. In addition, as to any jurisdiction (other than the United States) that expressly imposes the requirement that this option shall not be exercisable unless and until the shares of Stock covered by this option are registered or are subject to an available exemption from registration, the exercise of this option shall, notwithstanding anything to the contrary contained herein, be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. Any determination in that regard by the Company shall be final and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance of shares of Stock pursuant hereto to comply with any law or regulation of any governmental authority.

4.       Termination of Employment.

         This option shall, to the extent not previously exercised, expire immediately upon the termination (voluntary or involuntary) of Option Holder's employment with the Company or with a parent or subsidiary of the Company; except that:

         (a) If Option Holder is on military, sick leave or other bona fide leave of absence (such as temporary employment by the federal government), Option Holder's employment relationship will be treated as continuing intact if the period of such leave does not exceed 90 days, or, if longer, so long as Option Holder's right to reemployment is guaranteed either by statute or by contract; otherwise, Option Holder's employment will be deemed to have terminated on the 91st day of such leave.

         (b) If Option Holder's employment is terminated by reason of Option Holder's retirement, this option, to the extent exercisable at retirement, may be exercised by Option Holder within three months after retirement, unless terminated earlier by its terms.

         (c) If Option Holder's employment is terminated by reason of Option Holder's death, this option, to the extent exercisable at Option Holder's date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom Option Holder's option rights pass by will or by the applicable laws of descent and distribution.

         (d) If Option Holder's employment is terminated by reason of Option Holder's becoming permanently and totally disabled, this option, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by Option Holder within one year after such occurrence unless terminated earlier by its terms. For purposes hereof, Option Holder shall be deemed to be "permanently and totally disabled" if Option Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

5.       Non-Transferability.

         This option shall not be transferable by Option Holder other than by will or the laws of descent and distribution, and shall be exercisable, during Option Holder's lifetime, only by Option Holder. From and after Option Holder's death, this option, to the extent exercisable at Option Holder's death, may be exercised prior to its termination by the person(s) to whom Option Holder's option rights pass by will or by the applicable laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this option in contravention of the terms hereof, and the levy of any execution, attachment or similar process upon this option, shall be null and void.

6.       Adjustment for Capital Changes.

         In the event of any stock dividend payable in shares of the Company's Common Stock or any split-up or contraction in the number of shares of the Company's Common Stock occurring after the date of this Agreement and prior to the exercise in full of this option, the number of shares subject hereto and the option price to be paid for each such share shall each be proportionately adjusted. In case of any reclassification or change of outstanding shares of the Company's Common Stock, occurring after the date of this Agreement and prior to the exercise in full of this option, the number and kind of shares of stock subject to this Agreement and the price to be paid for each share subject to this option shall each be proportionately adjusted. In the event of any consolidation or merger of the Company with or into another company with the Company not surviving, or upon dissolution or liquidation of the Company, this option shall terminate. No fraction of a share shall be purchasable or deliverable upon any exercise of this option, but, in the event any adjustment hereunder of the number of shares covered by this option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number or shares.

7.       Prohibited Transfers and Right of First Refusal.

         (a) The Option Holder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Option Shares except to the Company or as expressly provided in this Agreement. Notwithstanding the foregoing, the Option Holder may transfer any or all of his Option Shares (i) by way of gift to any member of his family (i.e., spouse, sibling, child (natural or adopted), or any other lineal ancestor or descendant) or to any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are wholly owned by, any such family member of the Option Holder (each, a "Permitted Transferee"), or (ii) by will or the laws of descent and distribution to or for the benefit of a Permitted Transferee, provided that any such Permitted Transferee, as a condition to such transfer, shall execute an Instrument of Adherence in the form of Exhibit A hereto, agreeing to be bound by the terms of this Agreement to the same extent as if such Permitted Transferee were the Option Holder.

         (b) If requested the Company and the managing underwriter, the Option Holder agrees to enter into a lock-up agreement pursuant to which the Option Holder will not, from the date of such agreement and through a period of no more than one hundred eighty (180) days following the effective date of the first registration statement for a public offering of the Company's securities, and for a period of no more than ninety (90) days following the effective day of any subsequent registration statement, sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, any of his Option Shares, except transfers permitted by Section 7(a) above.

         (c) If, at any time the Option Holder desires to sell all or any part of the Option Shares and he has received in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase of such Option Shares from a party (the "Offeror"), the Option Holder shall give written notice (the "Option Notice") to the Company setting forth his desire to sell such Option Shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price. The Company shall have an assignable option to purchase any or all of the Option Shares specified in the Option Notice, exercisable by giving, within thirty (30) days after the receipt of the Option Notice (the "Exercise Period"), a counter-notice in writing to the Option Holder. If the Company or its assignee elects to purchase any or all of such Option Shares, the Company or its assignee shall be obligated to purchase, and the Option Holder shall be obligated to sell to the Company or its assignee, such Option Shares at the price and terms indicated in the Bona Fide Offer, within sixty (60) days from the date of the Company's receipt of the Option Notice. The Option Holder may sell any or all of such Option Shares which the Company or its assignee has not so elected to purchase during the thirty (30) days following the expiration of the Exercise Period, provided that: (i) such sale shall only be made pursuant to the terms of the Bona Fide Offer; (ii) the Option Holder shall not sell such Option Shares if the Offeror is a competitor of the Company and the Company gives written notice forbidding such sale to the Option Holder within the Exercise Period; and (iii) prior to the sale of such Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions on transfer and rights of first refusal set forth in this Section 7. If any and all such Option Shares are not sold pursuant to a Bona Fide Offer within such time period, the unsold Option Shares shall remain subject to the terms of this Agreement.

         (d) The rights of first refusal provided in this Section 7 shall not apply (i) with respect to sales, transfers or exchanges of Option Shares to the Company or in conjunction with the sale of the Company to an unaffiliated third party whether by merger, consolidation or sale of stock in a transaction in which the Option Holder's Option Shares are also sold or transferred or eligible to be sold or transferred (herein, a "Sale of the Company") or (ii) on the first to occur of (x) the tenth (10th) anniversary of the date hereof or (y) immediately prior to the consummation of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $15,000,000 and the price per share of such Common Stock is not less than $5.00 (as equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock).

         (e) Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, whether voluntarily or by operation of law, except in accordance with and subject to all the terms and conditions of a certain Incentive Stock Option Agreement dated as of ______________, 1999, as amended or amended and restated from time to time, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

8.       Investment Representations.

         (a) Restrictions. Regardless of whether the offering and sale of shares of the Option Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other laws.

         (b) Investment Intent at Grant. Option Holder represents and agrees that the shares of Option Stock to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         (c) Investment and Intent at Exercise. In the event that the sale of shares of Option Stock under the Plan is not registered under the Securities Act, but an exemption from registration is available which requires an investment representation or other representation, Option Holder shall represent and agree at the time of exercise that the shares of Option Stock being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other reasonable investment representations as are deemed necessary or appropriate by the Company and its counsel.

         (d) Legend. All certificates evidencing shares of Option Stock acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

9. Rights as a Stockholder.

         Option Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any shares subject to this option except to the extent that this option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to Option Holder. No adjustment shall be made for dividends (ordinary or extraordinary, and whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 6.

10.      Employment Rights.

         This option shall not confer upon Option Holder any right with respect to the continuance of Option Holder's employment by the Company or by a parent or subsidiary of the Company, nor shall it interfere in any way with the right of any of such corporations to terminate such employment at any time.

11.      Disqualifying  Dispositions.

         Option Holder understands that, in order to enjoy the benefits accruing to the holder of an incentive stock option under the Internal Revenue Code, Option Holder may not dispose of any shares transferred to Option Holder pursuant to Option Holder's exercise of this option either (i) within two years from the date of the granting of this option to Option Holder, or (ii) within one year after the transfer of such shares to Option Holder. The preceding sentence is not a prohibition on the disposal of any shares by Option Holder. Option Holder may dispose of any shares within the foregoing time periods subject to all applicable tax consequences.

12.      Notices.

         Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL, or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

         If to the Company:                 Omnia Communications, Inc.
                                            100 Nickerson Road
                                            Marlborough, MA  01752
                                            Telecopy:  (508) 229-7766

         with a copy to:                    Hale and Dorr LLP
                                            60 State Street
                                            Boston, MA  02109
                                            Attention:  PeterB. Tarr, Esq.
                                            Telecopy:  (617) 526-5000

         If to the Option Holder:   ___________________________

                                    ___________________________

                                    ___________________________


         All notices, requests, consents and other communications hereunder shall be deemed to have been received (a) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (b) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (c) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (d) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

13.      Waiver, Amendment and Termination.

         The provisions of the Agreement may not waived, amended, modified or terminated except with written consent of the parties hereto.

14.      Entire Agreement and Amendments.

         This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. To the extent any term or other provision of any other agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

15.      Governing Law; Successors and Assigns.

         This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions) and shall be binding upon the heirs, personal representatives, executors, administrators, successors and permitted assigns of the parties.

16.      Waivers.

         No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

17.      Severability.

         If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

18.      Captions.

         Captions are for convenience only and are not deemed to be part of this Agreement.

19.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                        OMNIA COMMUNICATIONS, INC.

                                        By:_________________________________

                                        OPTION HOLDER:

                                        ------------------------------------

                           OMNIA COMMUNICATIONS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                    (OPTION HOLDER:________________________)

         AGREEMENT made as of the ___ day of ____________, 1998 between Omnia Communications, Inc., a Delaware corporation (the "Company"), and
_____________________ of ________________________ (the "Option Holder").

         WHEREAS, the Company desires to provide the Option Holder with an incentive to promote the business of the Company and to encourage the Option Holder to continue his employment; and

         WHEREAS, to effectuate that desire the Company has determined to grant to the Option Holder a non-qualified stock option to purchase shares of the Company's common stock under and pursuant to the terms and provisions of the Company's 1997 Stock Option Plan (the "Plan").

         NOW, THEREFORE, the Company and the Option Holder agree as follows:

1.       Grant of Option.

         The Company hereby grants to Option Holder the option to purchase _____________________ (_______) shares (the "Option Shares") of the Company's
Common Stock, $0.001 par value, at a price per share equal to $_______, in the manner and subject to the conditions hereinafter provided. This option is granted pursuant to and subject to all of the terms and conditions of the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option shall be governed by the Plan as it exists on this date and, in the event of any inconsistency or conflict between this Agreement and the Plan, the terms of the Plan shall govern.

2.       Time of Exercise.

         Option Holder may exercise this option from __________________ to and including _____________________, the end of [ten] years from the date this Option is granted, provided that no portion of this Stock Option may be exercised until such portion shall have vested. Except as set forth below, this Stock Option shall be vested and exercisable as follows: 1/36 of the total number of Option Shares shall vest and become exercisable in equal monthly increments commencing one year after the date hereof, such that the Option Holder may exercise this option as to all of the Option Shares forty-eight (48) months from the date hereof.

         Notwithstanding the foregoing, the Option Holder may exercise this option as to 50% of all then unvested Option Shares upon a Change of Control Transaction, as defined below, and all remaining unvested Option Shares shall vest and become exercisable in equal increments over the following twelve (12) months. For purposes of this Agreement, the term "Change of Control Transaction" means any single or related series of transactions after which more than fifty (50%) percent of the voting stock of the Company outstanding immediately after the effective date of such Change of Control Transaction is owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such Change of Control Transaction.

3.       Method of Exercise.

         Each exercise of this option shall be effected by giving written notice of intent to exercise this option, specifying the number of shares of stock as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Payment shall be made in cash, by certified or bank check payable to the order of the Company, or, with the consent of the Company's Board of Directors given at the time of exercise of this option (which may be granted or withheld by said Board in its sole and absolute discretion), (i) in shares by the Company's Common Stock having an aggregate fair market value, at the time of payment, equal to the option price for the number of shares of stock for which Option Holder is then making payment, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of the Company's Common Stock having an aggregate fair market value, at the time of such payment, equal to the difference between the option price for the number of shares of stock for which payment is then being made and the amount of the payment in cash or by certified or bank check; provided, however, that no part of the purchase price for any shares being purchased pursuant to an exercise of this option shall be paid in shares of the Company's Common Stock which were previously acquired by Option Holder (x) pursuant to an earlier exercise of this option, or (y) pursuant to the exercise of another incentive stock option granted by the Company if the previously acquired shares have been held by Option Holder for less than two years since the date of the granting of such other option to Option Holder or for less than one year since the transfer to Option Holder of such previously acquired shares. The determination of fair market value shall be made by the Board of Directors of the Company, whose determination in this regard shall be final and binding on the Company and on Option Holder.

         Receipt by the Company of such notice and payment shall constitute exercise of this option or a part hereof. Promptly thereafter, the Company shall deliver or cause to be delivered to Option Holder a certificate or certificates for the number of shares of the Company's Common Stock being acquired pursuant to such exercise. Such shares shall be fully paid and nonassessable. Notwithstanding the foregoing, the Company shall not be required to issue such shares unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act") is in effect with respect to such shares or the Company has received evidence satisfactory to the Company that Option Holder may acquire such shares pursuant to an exemption from registration under the Securities Act. In addition, as to any jurisdiction (other than the United States) that expressly imposes the requirement that this option shall not be exercisable unless and until the shares of Stock covered by this option are registered or are subject to an available exemption from registration, the exercise of this option shall, notwithstanding anything to the contrary contained herein, be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. Any determination in that regard by the Company shall be final and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance of shares of Stock pursuant hereto to comply with any law or regulation of any governmental authority.

4.       Termination of Employment.

         This option shall, to the extent not previously exercised, expire immediately upon the termination (voluntary or involuntary) of Option Holder's employment with the Company or with a parent or subsidiary of the Company.

5.       Non-Transferability.

         This option shall not be transferable by Option Holder other than by will or the laws of descent and distribution, and shall be exercisable, during Option Holder's lifetime, only by Option Holder. From and after Option Holder's death, this option, to the extent exercisable at Option Holder's death, may be exercised prior to its termination by the person(s) to whom Option Holder's option rights pass by will or by the applicable laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this option in contravention of the terms hereof, and the levy of any execution, attachment or similar process upon this option, shall be null and void.

6.       Adjustment for Capital Changes.

         In the event of any stock dividend payable in shares of the Company's Common Stock or any split-up or contraction in the number of shares of the Company's Common Stock occurring after the date of this Agreement and prior to the exercise in full of this option, the number of shares subject hereto and the option price to be paid for each such share shall each be proportionately adjusted. In case of any reclassification or change of outstanding shares of the Company's Common Stock, occurring after the date of this Agreement and prior to the exercise in full of this option, the number and kind of shares of stock subject to this Agreement and the price to be paid for each share subject to this option shall each be proportionately adjusted. In the event of any consolidation or merger of the Company with or into another company with the Company not surviving, or upon dissolution or liquidation of the Company, this option shall terminate. No fraction of a share shall be purchasable or deliverable upon any exercise of this option, but, in the event any adjustment hereunder of the number of shares covered by this option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number or shares.

7.       Prohibited Transfers and Right of First Refusal.

         (a) The Option Holder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Option Shares except to the Company or as expressly provided in this Agreement. Notwithstanding the foregoing, the Option Holder may transfer any or all of his Option Shares (i) by way of gift to any member of his family (i.e., spouse, sibling, child (natural or adopted), or any other lineal ancestor or descendant) or to any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are wholly owned by, any such family member of the Option Holder (each, a "Permitted Transferee"), or (ii) by will or the laws of descent and distribution to or for the benefit of a Permitted Transferee, provided that any such Permitted Transferee, as a condition to such transfer, shall execute an Instrument of Adherence in the form of Exhibit A hereto, agreeing to be bound by the terms of this Agreement to the same extent as if such Permitted Transferee were the Option Holder.

         (b) If requested the Company and the managing underwriter, the Option Holder agrees to enter into a lock-up agreement pursuant to which the Option Holder will not, from the date of such agreement and through a period of no more than one hundred eighty (180) days following the effective date of the first registration statement for a public offering of the Company's securities, and for a period of no more than ninety (90) days following the effective day of any subsequent registration statement, sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, any of his Option Shares, except transfers permitted by Section 7(a) above.

         (c) If, at any time the Option Holder desires to sell all or any part of the Option Shares and he has received in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase of such Option Shares from a party (the "Offeror"), the Option Holder shall give written notice (the "Option Notice") to the Company setting forth his desire to sell such Option Shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price. The Company shall have an assignable option to purchase any or all of the Option Shares specified in the Option Notice, exercisable by giving, within thirty (30) days after the receipt of the Option Notice (the "Exercise Period"), a counter-notice in writing to the Option Holder. If the Company or its assignee elects to purchase any or all of such Option Shares, the Company or its assignee shall be obligated to purchase, and the Option Holder shall be obligated to sell to the Company or its assignee, such Option Shares at the price and terms indicated in the Bona Fide Offer, within sixty (60) days from the date of the Company's receipt of the Option Notice. The Option Holder may sell any or all of such Option Shares which the Company or its assignee has not so elected to purchase during the thirty (30) days following the expiration of the Exercise Period, provided that: (i) such sale shall only be made pursuant to the terms of the Bona Fide Offer; (ii) the Option Holder shall not sell such Option Shares if the Offeror is a competitor of the Company and the Company gives written notice forbidding such sale to the Option Holder within the Exercise Period; and (iii) prior to the sale of such Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions on transfer and rights of first refusal set forth in this Section 7. If any and all such Option Shares are not sold pursuant to a Bona Fide Offer within such time period, the unsold Option Shares shall remain subject to the terms of this Agreement.

         (d) The rights of first refusal provided in this Section 7 shall not apply (i) with respect to sales, transfers or exchanges of Option Shares to the Company or in conjunction with the sale of the Company to an unaffiliated third party whether by merger, consolidation or sale of stock in a transaction in which the Option Holder's Option Shares are also sold or transferred or eligible to be sold or transferred (herein, a "Sale of the Company") or (ii) on the first to occur of (x) the tenth (10th) anniversary of the date hereof or (y) immediately prior to the consummation of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $15,000,000 and the price per share of such Common Stock is not less than $5.00 (as equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock).

         (e) Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, whether voluntarily or by operation of law, except in accordance with and subject to all the terms and conditions of a certain Incentive Stock Option Agreement dated as of ______________, 1998, as amended or amended and restated from time to time, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

8.       Investment Representations.

         (a) Restrictions. Regardless of whether the offering and sale of shares of the Option Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other laws.

         (b) Investment Intent at Grant. Option Holder represents and agrees that the shares of Option Stock to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         (c) Investment and Intent at Exercise. In the event that the sale of shares of Option Stock under the Plan is not registered under the Securities Act, but an exemption from registration is available which requires an investment representation or other representation, Option Holder shall represent and agree at the time of exercise that the shares of Option Stock being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other reasonable investment representations as are deemed necessary or appropriate by the Company and its counsel.

         (d) Legend. All certificates evidencing shares of Option Stock acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

9. Rights as a Stockholder.

         Option Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any shares subject to this option except to the extent that this option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to Option Holder. No adjustment shall be made for dividends (ordinary or extraordinary, and whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 6.

10.      Employment Rights.

         This option shall not confer upon Option Holder any right with respect to the continuance of Option Holder's employment by the Company or by a parent or subsidiary of the Company, nor shall it interfere in any way with the right of any of such corporations to terminate such employment at any time.

11.      Tax Consequences and Withholding Taxes.

         The Option Holder recognizes that this option is being granted as a result of his performance of services for the Company and that, under current federal income tax laws, the Option Holder must include as gross income, for any year in which the Option Holder exercises any options hereunder, the excess of the fair market value of the Option Shares acquired over the amount paid for such Option Shares and that, as the Company is obligated to withhold certain federal and state taxes in connection with Option Holder's exercise, the Option Holder agrees to pay to the Company the amount of any such required withholding

12.      Notices.

         Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL, or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

         If to the Company:                 Omnia Communications, Inc.
                                            100 Nickerson Road
                                            Marlborough, MA  01752
                                            Telecopy:  (508) 229-7766

         with a copy to:                    Posternak, Blankstein & Lund, L.L.P.

                                            100 Charles River Plaza
                                            Boston, MA  02114
                                            Attention:  Donald H. Siegel, P.C.
                                            Telecopy:  (617) 367-2315

         If to the Option Holder:   ___________________________

                                    ___________________________

                                    ___________________________

         All notices, requests, consents and other communications hereunder shall be deemed to have been received (a) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (b) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (c) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (d) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

13.      Waiver, Amendment and Termination.

         The provisions of the Agreement may not waived, amended, modified or terminated except with written consent of the parties hereto.

14.      Entire Agreement and Amendments.

         This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. To the extent any term or other provision of any other agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

15.      Governing Law; Successors and Assigns.

         This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions) and shall be binding upon the heirs, personal representatives, executors, administrators, successors and permitted assigns of the parties.

16.      Waivers.

         No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

17.      Severability.

         If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

18.      Captions.

         Captions are for convenience only and are not deemed to be part of this Agreement.

19.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                            OMNIA COMMUNICATIONS, INC.

                                        By:_________________________________

                                            OPTION HOLDER:

                                           _________________________________

                           OMNIA COMMUNICATIONS, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                           (Stockholder:____________)

         AGREEMENT made as of the day of __________, 1999 between Omnia Communications, Inc., a Delaware corporation (the "Company"), and __________ (the "Stockholder").

         WHEREAS, the Company desires to provide the Stockholder with an incentive to promote the business of the Company and to encourage the Stockholder to continue his employment; and

         WHEREAS, to effectuate that desire the Company has determined to offer to the Stockholder an opportunity to purchase shares of the Company's common stock under and pursuant to the terms and provisions of the Company's 1997 Stock Option Plan (the "Plan").

         NOW, THEREFORE, the Company and the Stockholder agree as follows:

         1. Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

         (a) "Shares" shall mean all shares of Stock now owned or hereafter acquired by the Stockholder.

         (b) "Stock" shall mean all shares of Common Stock, and all other securities of the Company which may be issued in exchange for or in respect of shares of Common Stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

         (c) "Unvested Shares" shall mean the shares of Common Stock now or hereafter owned by the Stockholder and which are subject to repurchase on certain events as set forth in Section 4 hereof.

         (d) "Vested Shares" shall mean the shares of Common Stock now or hereafter owned by the Stockholder which are not, or no longer subject to, repurchase in accordance with the provisions of Section 4 hereof.

         2.       Acquisition of Shares.


         (a) The Stockholder hereby subscribes for _____________________shares of Stock, at a price of $0.33 per share, for an aggregate purchase price of $___________.

         (b) The Stockholder represents, warrants and covenants as follows:

         (i) The Stockholder is acquiring his Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

         (ii) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of an investment in the Company.

         (iii) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in an investment in the Shares and to make an informed investment decision with respect to such investment.

         (iv) He can afford the complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

         (v) He understands that (x) the Restricted Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (y) the Restricted Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (z) in any event, the exemption from registration under Rule 144 will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (aa) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         3.       Prohibited Transfers.

         (a) The Stockholder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Shares except to the Company or as expressly provided in this Agreement. Notwithstanding the foregoing, the Stockholder may transfer any or all of his Shares (i) by way of gift to any member of his family (i.e., spouse, sibling, child (natural or adopted), or any other lineal ancestor or descendant) or to any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are wholly owned by, any such family member of the Stockholder (each, a "Permitted Transferee"), or (ii) by will or the laws of descent and distribution to or for the benefit of a Permitted Transferee, provided that any such Permitted Transferee, as a condition to such transfer, shall execute an Instrument of Adherence in the form of Exhibit A hereto, agreeing to be bound by the terms of this Agreement to the same extent as if such Permitted Transferee were the Stockholder and, without limiting the foregoing, shall comply with the provisions of Section 5(d) below.

         (b) If requested by the Company and the managing underwriter, the Stockholder agrees to enter into a lock-up agreement pursuant to which the Stockholder will not, from the date of such agreement and through a period of no more than 180 days following the effective date of the first registration statement for a public offering of the Company's securities, and for a period of no more than 90 days following the effective date of any subsequent registration statement, sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, any of his Shares, except transfers permitted by Section 3(a) above.

         4.     Right of First Refusal on Dispositions.


         (a) If, at any time the Stockholder desires to sell all or any part of the Vested Shares and he has received in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase of such Vested Shares from a party (the "Offeror"), the Stockholder shall give written notice (the "Option Notice") to the Company setting forth his desire to sell such Vested Shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price. The Company shall have an assignable option to purchase any or all of the Vested Shares specified in the Option Notice, exercisable by giving, within thirty (30) days after the receipt of the Option Notice (the "Exercise Period"), a counter-notice in writing to the Stockholder. If the Company or its assignee elects to purchase any or all of such Vested Shares, the Company or its assignee shall be obligated to purchase, and the Stockholder shall be obligated to sell to the Company or its assignee, such Vested Shares at the price and terms indicated in the Bona Fide Offer, within sixty (60) days from the date of the Company's receipt of the Option Notice. The Stockholder may sell any or all of such Vested Shares which the Company or its assignee has not so elected to purchase during the thirty (30) days following the expiration of the Exercise Period, provided that: (i) such sale shall only be made pursuant to the terms of the Bona Fide Offer; (ii) the Stockholder shall not sell such Vested Shares if the Offeror is a competitor of the Company and the Company gives written notice forbidding such sale to the Stockholder within the Exercise Period; and (iii) prior to the sale of such Vested Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions on transfer and rights of first refusal set forth in Sections 4 and 5 hereof. If any and all such Vested Shares are not sold pursuant to a Bona Fide Offer within such time period, the unsold Vested Shares shall remain subject to the terms of this Agreement.

         (b) The rights of first refusal provided in this Section 4 shall not apply with respect to sales, transfers or exchanges of Shares to the Company or in conjunction with the sale of the Company to an unaffiliated third party whether by merger, consolidation or sale of stock in a transaction in which the Stockholder's Shares are also sold or transferred or eligible to be sold or transferred (herein, a "Sale of the Company").

5. Option to Repurchase Certain Shares of the Stockholder Upon Termination of Employment.

         (a) If the Stockholder shall cease to be employed by the Company for any reason, with or without cause, the Company may within seventy-five (75) days from the date upon which the Stockholder shall so cease to be employed (the "Termination Date"), exercise its option under this Section 5 to purchase from the Stockholder all or part of his Unvested Shares as of the Termination Date, as provided in Section 5(b) hereof.

         (b) The Shares subject to purchase under this section, i.e., Unvested Shares, shall initially be all of the Shares purchased by the Stockholder hereunder (such number of Shares being subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like and based upon Common Stock or Common Stock equivalents). Such Shares shall be released from the right of purchase set forth herein, and thereupon become Vested Shares as follows: no shares shall vest for one year from the Commencement Date set forth on the signature page hereto; thereafter, the Shares shall vest in thirty-six
(36) equal monthly increments, such that all Unvested Shares shall become Vested Shares forty-eight (48) months after the Commencement Date.

         (c) Notwithstanding the foregoing, upon a Change of Control Transaction (as defined in Section 5(h)), 50% of any then remaining Unvested Shares shall become Vested Shares and all remaining Unvested Shares shall become vested in equal increments over the following twelve (12) months.

         (d) The Stockholder shall, simultaneously with the Closing under the Stock Purchase Agreement of even date herewith, deliver to and deposit with Hale and Dorr LLP, as escrow agent (the "Escrow Agent"), pursuant to the Escrow Instructions attached hereto as Exhibit B ("Escrow Instructions"), the stock certificate(s) evidencing all of the Stockholder's Unvested Shares, together with undated assignments therefor duly endorsed for transfer in blank.

         (e) The purchase price of any Unvested Shares for which the Company exercises its option under this Section 5 (the "Option Price") shall be $.33 per Share (such price being subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like affecting the Common Stock).

         (f) If the Company desires to exercise its option to purchase, it shall do so by communicating in writing its election to purchase to the Stockholder, which communication shall state the basis for the Company's right to purchase the Unvested Shares, the number of Unvested Shares the Company is electing to purchase and the aggregate Option Price and shall be delivered in person or mailed to the Stockholder at his address set forth in accordance with
Section 15 below within the seventy-five (75) day period provided for in Section 5(a). A copy of such notice accompanied by a request to release such Shares from escrow shall be sent to the Escrow Agent. The sale of the Shares to be sold to the Company pursuant to this Section 5 shall be made at the principal executive office of the Company on the 15th day following the date of the Company's written election to purchase (or if such 15th day is not a business day, then on the next succeeding business day). Such sale shall be effected by release from escrow and delivery to the Company of (i) a certificate or certificates evidencing the Shares to be purchased by it, and (ii) stock assignments therefor endorsed by the Stockholder for transfer to the Company, against payment by the Company to the Stockholder of the aggregate Option Price for such Shares to be purchased by the Company.

         (g) Any Vested Shares held in escrow shall be released to the Stockholder upon written request by the Stockholder in compliance with the provisions of the Escrow Instructions.

         (h) For purposes of this Agreement, the term "Change of Control Transaction" means any single or related series of transactions after which more than fifty (50%) percent of the voting stock of the Company outstanding immediately after the effective date of such Change of Control Transaction is owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such Change of Control Transaction.

         6. Failure to Deliver Shares. If the Stockholder (or his legal representative) becomes obligated to sell Shares to the Company or its assignee under this Agreement and fails to deliver such Shares to the Company or its assignee in accordance with the terms of this Agreement, the Company or its assignee may, at its option, in additional to all other remedies it may have, send to the Stockholder (or his legal representative) by registered mail, return receipt requested, the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the Stockholder,

(a) shall cancel on its books the certificate or certificates, representing the Shares to be sold; and (b) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company or its assignee, as applicable, representing such Shares which may remain; and thereupon all of the Stockholder's rights in and to such Shares shall terminate.

         7. Specific Enforcement. The Stockholder expressly agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by the Stockholder, the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and a decree for specific performance, in accordance with the provisions hereof.

         8. Legend. Each certificate evidencing any of the Shares shall be a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, whether voluntarily or by operation of law, except in accordance with and subject to all the terms and conditions of a certain Restricted Stock Purchase Agreement as amended or amended and restated from time to time, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

         9. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL, or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

         If to the Company:                 Omnia Communications, Inc.
                                            100 Nickerson Road
                                            Marlborough, MA  01752
                                            Telecopy:  (508) 229-7766

         with a copy to:                    Hale and Dorr LLP
                                            60 State Street
                                            Boston, MA 02109
                                            Attn: Peter B. Tarr, Esq.
                                            Telecopy: (617) 526-5000

         If to the Stockholder:



         All notices, requests, consents and other communications hereunder shall be deemed to have been received (a) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (b) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (c) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (d) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

         10. Waiver, Amendment and Termination. The provisions of the Agreement may not waived, amended, modified or terminated except with written consent of the parties hereto. This Agreement shall terminate (a) immediately prior to the consummation of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $15,000,000 and the price per share of such Common Stock is not less than $5.00 (as equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock) or (b) on the tenth anniversary of the date of this Agreement, whichever first occurs, provided that the provisions of Section 3(b) shall continue in full force and effect until the tenth anniversary of the date of this Agreement.

         11. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. To the extent any term or other provision of any other agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

         12. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions) and shall be binding upon the heirs, personal representatives, executors, administrators, successors and permitted assigns of the parties.

         13. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         14. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         15. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

         16. Continuation of Employment. Nothing in this Agreement shall create an obligation on the Company to continue the Stockholder's employment with the Company.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                            OMNIA COMMUNICATIONS, INC.

                                      By:_________________________________
                                      Name:
                                      Title:

                                      STOCKHOLDER:

                                      ________________________________



Commencement Date (for purposes of Section 5(b)): _____________________.

                                    EXHIBIT A

                           OMNIA COMMUNICATIONS, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                             INSTRUMENT OF ADHERENCE

         The undersigned, a holder of shares of Common Stock, $0.001 par value, of Omnia Communications, Inc., a Delaware corporation (the "Company"), hereby joins in and agrees to be bound by all the terms and provisions of that certain Restricted Stock Purchase Agreement dated as of ________ ___, _____, shall for all purposes be deemed to be the Stockholder thereunder, subject to all of the obligations of the Stockholder set forth therein, and hereby agrees that all shares of Common Stock now or hereafter held by the undersigned shall be subject to the restrictions on transfer, rights of purchase and co-sale and other provisions of said Agreement.

         EXECUTED on this ___ day of ________, _____.




                                          ___________________________________

                                    EXHIBIT B

                           OMNIA COMMUNICATIONS, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                               ESCROW INSTRUCTIONS

                                       ____________, 1999

Hale and Dorr LLP
60 State Street
Boston, MA  02109

Ladies and Gentlemen:

         Simultaneous herewith ___________________ (the "Stockholder") is depositing in escrow with you __________ shares of Common Stock (and undated stock assignments therefor) of Omnia Communications, Inc. (the "Company) (the Stockholder and the Company are called singularly "Party" and collectively "Parties") pursuant to the provisions of Section 5 of that certain Restricted Stock Purchase Agreement of even date by and between the Company and the Stockholder (the "Agreement"). All defined terms used herein and not otherwise defined have the meanings set forth in the Agreement. You are hereby authorized and directed to hold the stock certificates for such shares (herein the "Escrow Shares") and all stock assignments therefor in escrow for the benefit of the Company and the Stockholder, and to release same to the Stockholder or to the Company in accordance with the following instructions:

If the Company shall have the right to purchase all or any of the Escrow Shares, or the Stockholder shall have the right to a release of any of the Escrow Shares, in either case pursuant to the applicable provisions of Section 4, the Party entitled to purchase or to the release of such Escrow Shares (the "Requesting Party") shall give written notice (the "Release Notice") hereof to you, as Escrow Agent, and to the other Party, specifying the number of Escrow Shares to be released and the reason for the release thereof (you may also send a copy of such Release Notice to the other party). You are authorized and directed to release the Escrow Shares and related stock assignments therefor referred to in the Release Notice of the Requesting Party to the Requesting Party ten business days after (i) receipt by you of the Release Notice from the Requesting Party and (ii) your sending of a copy of such Release Notice to the other Party, unless within such time period you have received written instructions not to do so from the other Party; provided, however, that if, within such 10-day period the other Party consents in writing delivered to you, to the Requesting Party's request, then you may release such shares upon receipt of such consent, if earlier than the 10-day period described above.

If you receive contrary notices or instructions from the Parties, you shall continue to hold such Escrow Shares until directed to dispose of same by written agreement signed by both the Company and the Stockholder, or as provided in an order of a court of competent jurisdiction, which order has become final after expiration of all appeal periods without appeal being taken.

The Parties hereto agree that your duties as Escrow Agent hereunder are solely ministerial in nature. You shall not be deemed to be the agent of any Party hereto, nor to have any legal or beneficial interest in the Escrow Shares. The Parties agree that you, as Escrow Agent, shall not be liable for any act or omission taken or suffered in good faith hereunder, unless such act or omission is a result of your gross negligence or willful misconduct.

You shall not be obligated to transfer any Escrow Shares or other items held by you hereunder, unless the provisions of these Escrow Instructions have been complied with by the Parties hereto. You shall not be responsible in any manner for the validity or sufficiency of any notice received by you hereunder from any Party, and believed by you to be genuine. You shall be fully protected and indemnified by each of the Company and the Stockholder with respect to any action taken or suffered hereunder in good faith by you, and each of the Company and the Stockholder agrees to so indemnify you and hold you harmless from and against any and all costs, claims, expenses and liabilities (including reasonable attorneys' fees and expenses). You may consult with counsel, which may be members of your firm, and shall be fully protected with respect to any action taken or suffered hereunder in good faith by you in accordance with the opinion of such counsel. You shall not be bound or in any way affected by any notice of any modification, cancellation, abrogation or rescission hereof, or of any fact or circumstances affecting or alleged to affect the rights and liabilities of the Parties hereto other than as expressly set forth herein, unless such modification, cancellation, abrogation, rescission, fact or circumstance is communicated to you in writing. Nor, in the case of any modification hereto, unless such modification shall be satisfactory to you and assented to in writing by you. You may resign effective upon notice to the Company and the Stockholder and delivery of the Escrow Shares and related stock assignments to a successor designated by the Parties hereto.

You are hereby expressly authorized to comply with and obey all orders, judgments or decrees of any court of competent jurisdiction. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the Parties hereto or to any other person, firm or corporation, by reason of such compliance, notwithstanding that any such order, judgment or decree shall subsequently be reversed, modified annulled, set aside or vacated or found to have been entered into without jurisdiction.

         By signing this letter you become party hereto only for the purpose of acting as Escrow Agent and you do not become a party to the Agreement.

         The provisions hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to choice of law provisions).

OMNIA COMMUNICATIONS, INC.

By:____________________________
Name:

Title:

STOCKHOLDER:_______________________________

RECEIVED AND AGREED TO:

HALE AND DORR LLP

By:____________________________
      Peter B. Tarr, Esq.

                                STOCK ASSIGNMENT

         For the value received, the undersigned, ____________________ hereby gives, assigns, and transfers unto __________________________, ____ shares of the Common Stock of Omnia Communications, Inc., a Delaware corporation, standing in my name on the books of said corporation and represented by Stock Certificate No. ___ herewith, and do hereby irrevocably constitute and appoint ________________________ attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand and seal this _____ day of ____________, 1999.

__________________________


In presence of:  _____________________



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